FT 1155

                         TRUST AGREEMENT

                      Dated:  June 30, 2006

     The Trust Agreement among First Trust Portfolios L.P., as Depositor, The Bank of New York, as Trustee and First Trust Advisors L.P., as Evaluator and Portfolio Supervisor, and FTP Services LLC, as Fund/SERV Eligible Unit Servicing Agent, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Standard Terms and Conditions of Trust for FT 785 and certain subsequent Series, Effective December 9, 2003" (herein called the "Standard Terms and Conditions of Trust"), and such provisions as are incorporated by reference constitute a single instrument. All references herein to Articles and Sections are to Articles and Sections of the Standard Terms and Conditions of Trust.

                         WITNESSETH THAT:

     In   consideration   of  the  premises  and  of  the  mutual
agreements herein contained, the Depositor, the Trustee, the Evaluator and the Portfolio Supervisor agree as follows:

                              PART I

             STANDARD TERMS AND CONDITIONS OF TRUST

     Subject to the provisions of Part II and Part III hereof, all the provisions contained in the Standard Terms and Conditions of Trust are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument.

                             PART II

              SPECIAL TERMS AND CONDITIONS OF TRUST


      THE DOWSM TARGET 5 PORTFOLIO, 3RD QUARTER 2006 SERIES

     The following special terms and conditions are hereby agreed to:

     A. The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in the Schedules hereto.

     B. (1) The aggregate number of Units outstanding for the Trust on the Initial Date of Deposit and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

     Documents representing this number of Units for the Trust are being delivered by the Trustee to the Depositor pursuant to
Section 2.03 of the Standard Terms and Conditions of Trust.

     C. The Percentage Ratio on the Initial Date of Deposit is set forth in Schedule B to the Trust Agreement attached hereto.

      D. The Record Date shall be as set forth in the prospectus under "Summary of Essential Information." For purposes of the deductions and payments specified in Part I of Section 3.05, Record Date shall mean the last Business Day of each month.

     E. The Distribution Date shall be as set forth in the Prospectus under "Summary of Essential Information."

     F. The Mandatory  Termination Date for the Trust shall be as
set  forth  in  the   Prospectus   under  "Summary  of  Essential
Information."

     G. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

     H. The Trustee's Compensation Rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit, calculated based on the largest number of Units outstanding during the calendar year except during the initial offering period as determined in
Section 4.01 of this Indenture, in which case the fee is calculated based on the largest number of units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which the Trustee provides services during less than the whole of such year). However, in no event, except as may otherwise be provided in the Standard Terms and Conditions of Trust, shall the Trustee receive compensation in any one year from any Trust of less than $2,000 for such annual compensation.

     I. The  Initial  Date of  Deposit  for the Trust is June 30,
2006.

     J. The minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units shall be 100 shares.

     K. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust.

     L. The minimum number of Units a Unit holder must tender in order to be eligible for an in-kind distribution of Securities pursuant to Section 8.02 shall be 2,500 Units of the Trust.

                             PART II

              SPECIAL TERMS AND CONDITIONS OF TRUST


       GLOBAL TARGET 15 PORTFOLIO, 3RD QUARTER 2006 SERIES

     The following special terms and conditions are hereby agreed to:

     A. The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in the Schedules hereto.

     B. (1) The aggregate number of Units outstanding for the Trust on the Initial Date of Deposit and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

     Documents representing this number of Units for the Trust are being delivered by the Trustee to the Depositor pursuant to
Section 2.03 of the Standard Terms and Conditions of Trust.

     C. The Percentage Ratio on the Initial Date of Deposit is set forth in Schedule B to the Trust Agreement attached hereto.

     D. The Record Date shall be as set forth in the prospectus under "Summary of Essential Information." For purposes of the deductions and payments specified in Part I of Section 3.05, Record Date shall mean the last Business Day of each month.

     E. The Distribution Date shall be as set forth in the Prospectus under "Summary of Essential Information."

     F. The Mandatory  Termination Date for the Trust shall be as
set  forth  in  the   Prospectus   under  "Summary  of  Essential
Information."

     G. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

     H. The Trustee's Compensation Rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit, calculated based on the largest number of Units outstanding during the calendar year except during the initial offering period as determined in
Section 4.01 of this Indenture, in which case the fee is calculated based on the largest number of units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which the Trustee provides services during less than the whole of such year). However, in no event, except as may otherwise be provided in the Standard Terms and Conditions of Trust, shall the Trustee receive compensation in any one year from any Trust of less than $2,000 for such annual compensation.

     I. The  Initial  Date of  Deposit  for the Trust is June 30,
2006.

     J. The minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units shall be 100 shares.

                             PART II

              SPECIAL TERMS AND CONDITIONS OF TRUST


     THE NASDAQ TARGET 15 PORTFOLIO, 3RD QUARTER 2006 SERIES

     The following special terms and conditions are hereby agreed to:

     A. The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in the Schedules hereto.

     B. (1) The aggregate number of Units outstanding for the Trust on the Initial Date of Deposit and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

     Documents representing this number of Units for the Trust are being delivered by the Trustee to the Depositor pursuant to
Section 2.03 of the Standard Terms and Conditions of Trust.

     C. The Percentage Ratio on the Initial Date of Deposit is set forth in Schedule B to the Trust Agreement attached hereto.

     D. The Record Date shall be as set forth in the prospectus under "Summary of Essential Information." For purposes of the deductions and payments specified in Part I of Section 3.05, Record Date shall mean the last Business Day of each month.

     E. The Distribution Date shall be as set forth in the Prospectus under "Summary of Essential Information."

     F. The Mandatory  Termination Date for the Trust shall be as
set  forth  in  the   Prospectus   under  "Summary  of  Essential
Information."

     G. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

     H. The Trustee's Compensation Rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit, calculated based on the largest number of Units outstanding during the calendar year except during the initial offering period as determined in
Section 4.01 of this Indenture, in which case the fee is calculated based on the largest number of units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which the Trustee provides services during less than the whole of such year). However, in no event, except as may otherwise be provided in the Standard Terms and Conditions of Trust, shall the Trustee receive compensation in any one year from any Trust of less than $2,000 for such annual compensation.

     I. The  Initial  Date of  Deposit  for the Trust is June 30,
2006.

     J. The minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units shall be 100 shares.

     K. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust.

     L. The minimum number of Units a Unit holder must tender in order to be eligible for an in-kind distribution of Securities pursuant to Section 8.02 shall be 2,500 Units of the Trust.

                             PART II

              SPECIAL TERMS AND CONDITIONS OF TRUST


 NYSE INTERNATIONAL TARGET 25 PORTFOLIO, 3RD QUARTER 2006 SERIES

     The following special terms and conditions are hereby agreed to:

     A. The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in the Schedules hereto.

     B. (1) The aggregate number of Units outstanding for the Trust on the Initial Date of Deposit and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

     Documents representing this number of Units for the Trust are being delivered by the Trustee to the Depositor pursuant to
Section 2.03 of the Standard Terms and Conditions of Trust.

     C. The Percentage Ratio on the Initial Date of Deposit is set forth in Schedule B to the Trust Agreement attached hereto.

     D. The Record Date shall be as set forth in the prospectus under "Summary of Essential Information." For purposes of the deductions and payments specified in Part I of Section 3.05, Record Date shall mean the last Business Day of each month.

     E. The Distribution Date shall be as set forth in the Prospectus under "Summary of Essential Information."

     F. The Mandatory  Termination Date for the Trust shall be as
set  forth  in  the   Prospectus   under  "Summary  of  Essential
Information."

     G. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

     H. The Trustee's Compensation Rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit, calculated based on the largest number of Units outstanding during the calendar year except during the initial offering period as determined in
Section 4.01 of this Indenture, in which case the fee is calculated based on the largest number of units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which the Trustee provides services during less than the whole of such year). However, in no event, except as may otherwise be provided in the Standard Terms and Conditions of Trust, shall the Trustee receive compensation in any one year from any Trust of less than $2,000 for such annual compensation.

     I. The  Initial  Date of  Deposit  for the Trust is June 30,
2006.

     J. The minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units shall be 100 shares.

     M. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust. N. The minimum number of Units a Unit holder must tender in order to be eligible for an in-kind distribution of Securities pursuant to
Section 8.02 shall be 2,500 Units of the Trust.

                             PART II

              SPECIAL TERMS AND CONDITIONS OF TRUST


      THE S&P TARGET 24 PORTFOLIO, 3RD QUARTER 2006 SERIES

     The following special terms and conditions are hereby agreed to:

     A. The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in the Schedules hereto.

     B. (1) The aggregate number of Units outstanding for the Trust on the Initial Date of Deposit and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

     Documents representing this number of Units for the Trust are being delivered by the Trustee to the Depositor pursuant to
Section 2.03 of the Standard Terms and Conditions of Trust.

     C. The Percentage Ratio on the Initial Date of Deposit is set fort in Schedule B to the Trust Agreement attached hereto.

     D. The Record Date shall be as set forth in the prospectus under "Summary of Essential Information." For purposes of the deductions and payments specified in Part I of Section 3.05, Record Date shall mean the last Business Day of each month.

     E. The Distribution Date shall be as set forth in the Prospectus under "Summary of Essential Information."

     F. The Mandatory  Termination Date for the Trust shall be as
set  forth  in  the   Prospectus   under  "Summary  of  Essential
Information."

     G. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

     H. The Trustee's Compensation Rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit, calculated based on the largest number of Units outstanding during the calendar year except during the initial offering period as determined in
Section 4.01 of this Indenture, in which case the fee is calculated based on the largest number of units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which the Trustee provides services during less than the whole of such year). However, in no event, except as may otherwise be provided in the Standard Terms and Conditions of Trust, shall the Trustee receive compensation in any one year from any Trust of less than $2,000 for such annual compensation.

     I. The  Initial  Date of  Deposit  for the Trust is June 30,
2006.

     J. The minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units shall be 100 shares.

     K. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust. L. The minimum number of Units a Unit holder must tender in order to be eligible for an in-kind distribution of Securities pursuant to
Section 8.02 shall be 2,500 Units of the Trust.

                             PART II

              SPECIAL TERMS AND CONDITIONS OF TRUST


      S&P TARGET SMID 60 PORTFOLIO, 3RD QUARTER 2006 SERIES

     The following special terms and conditions are hereby agreed to:

     A. The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in the Schedules hereto.

     B. (1) The aggregate number of Units outstanding for the Trust on the Initial Date of Deposit and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

     Documents representing this number of Units for the Trust are being delivered by the Trustee to the Depositor pursuant to
Section 2.03 of the Standard Terms and Conditions of Trust.

     C. The Percentage Ratio on the Initial Date of Deposit is set fort in Schedule B to the Trust Agreement attached hereto.

     D. The Record Date shall be as set forth in the prospectus under "Summary of Essential Information." For purposes of the deductions and payments specified in Part I of Section 3.05, Record Date shall mean the last Business Day of each month.

     E. The Distribution Date shall be as set forth in the Prospectus under "Summary of Essential Information."

     F. The Mandatory  Termination Date for the Trust shall be as
set  forth  in  the   Prospectus   under  "Summary  of  Essential
Information."

     G. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

     H. The Trustee's Compensation Rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit, calculated based on the largest number of Units outstanding during the calendar year except during the initial offering period as determined in
Section 4.01 of this Indenture, in which case the fee is calculated based on the largest number of units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which the Trustee provides services during less than the whole of such year). However, in no event, except as may otherwise be provided in the Standard Terms and Conditions of Trust, shall the Trustee receive compensation in any one year from any Trust of less than $2,000 for such annual compensation.

     I. The  Initial  Date of  Deposit  for the Trust is June 30,
2006.

     J. The minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units shall be 100 shares.

     K. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust.

     L. The minimum number of Units a Unit holder must tender in order to be eligible for an in-kind distribution of Securities pursuant to Section 8.02 shall be 2,500 Units of the Trust.

                             PART II

              SPECIAL TERMS AND CONDITIONS OF TRUST


 TARGET DIVERSIFIED DIVIDEND PORTFOLIO, 3RD QUARTER 2006 SERIES

     The following special terms and conditions are hereby agreed to:

     A. The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in the Schedules hereto.

     B. (1) The aggregate number of Units outstanding for the Trust on the Initial Date of Deposit and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

     Documents representing this number of Units for the Trust are being delivered by the Trustee to the Depositor pursuant to
Section 2.03 of the Standard Terms and Conditions of Trust.

     C. The Percentage Ratio on the Initial Date of Deposit is set fort in Schedule B to the Trust Agreement attached hereto.

     D. The Record Date shall be as set forth in the prospectus under "Summary of Essential Information." For purposes of the deductions and payments specified in Part I of Section 3.05, Record Date shall mean the last Business Day of each month.

     E. The Distribution Date shall be as set forth in the Prospectus under "Summary of Essential Information."

     F. The Mandatory  Termination Date for the Trust shall be as
set  forth  in  the   Prospectus   under  "Summary  of  Essential
Information."

     G. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

     H. The Trustee's Compensation Rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit, calculated based on the largest number of Units outstanding during the calendar year except during the initial offering period as determined in
Section 4.01 of this Indenture, in which case the fee is calculated based on the largest number of units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which the Trustee provides services during less than the whole of such year). However, in no event, except as may otherwise be provided in the Standard Terms and Conditions of Trust, shall the Trustee receive compensation in any one year from any Trust of less than $2,000 for such annual compensation.

     I. The  Initial  Date of  Deposit  for the Trust is June 30,
2006.

     J. The minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units shall be 100 shares.

     K. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust.

     L. The minimum number of Units a Unit holder must tender in order to be eligible for an in-kind distribution of Securities pursuant to Section 8.02 shall be 2,500 Units of the Trust.

                             PART II

              SPECIAL TERMS AND CONDITIONS OF TRUST


       TARGET LARGE-CAP PORTFOLIO, 3RD QUARTER 2006 SERIES

     The following special terms and conditions are hereby agreed to:

     A. The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in the Schedules hereto.

     B. (1) The aggregate number of Units outstanding for the Trust on the Initial Date of Deposit and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

     Documents representing this number of Units for the Trust are being delivered by the Trustee to the Depositor pursuant to
Section 2.03 of the Standard Terms and Conditions of Trust.

     C. The Percentage Ratio on the Initial Date of Deposit is set fort in Schedule B to the Trust Agreement attached hereto.

     D. The Record Date shall be as set forth in the prospectus under "Summary of Essential Information." For purposes of the deductions and payments specified in Part I of Section 3.05, Record Date shall mean the last Business Day of each month.

     E. The Distribution Date shall be as set forth in the Prospectus under "Summary of Essential Information."

     F. The Mandatory  Termination Date for the Trust shall be as
set  forth  in  the   Prospectus   under  "Summary  of  Essential
Information."

     G. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

     H. The Trustee's Compensation Rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit, calculated based on the largest number of Units outstanding during the calendar year except during the initial offering period as determined in
Section 4.01 of this Indenture, in which case the fee is calculated based on the largest number of units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which the Trustee provides services during less than the whole of such year). However, in no event, except as may otherwise be provided in the Standard Terms and Conditions of Trust, shall the Trustee receive compensation in any one year from any Trust of less than $2,000 for such annual compensation.

     I. The  Initial  Date of  Deposit  for the Trust is June 30,
2006.

     J. The minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units shall be 100 shares.

     K. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust.

     L. The minimum number of Units a Unit holder must tender in order to be eligible for an in-kind distribution of Securities pursuant to Section 8.02 shall be 2,500 Units of the Trust.

                             PART II

              SPECIAL TERMS AND CONDITIONS OF TRUST


       TARGET SMALL-CAP PORTFOLIO, 3RD QUARTER 2006 SERIES

     The following special terms and conditions are hereby agreed to:

     A. The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in the Schedules hereto.

     B. (1) The aggregate number of Units outstanding for the Trust on the Initial Date of Deposit and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

     Documents representing this number of Units for the Trust are being delivered by the Trustee to the Depositor pursuant to
Section 2.03 of the Standard Terms and Conditions of Trust.

     C. The Percentage Ratio on the Initial Date of Deposit is set fort in Schedule B to the Trust Agreement attached hereto.

     D. The Record Date shall be as set forth in the prospectus under "Summary of Essential Information." For purposes of the deductions and payments specified in Part I of Section 3.05, Record Date shall mean the last Business Day of each month.

     E. The Distribution Date shall be as set forth in the Prospectus under "Summary of Essential Information."

     F. The Mandatory  Termination Date for the Trust shall be as
set  forth  in  the   Prospectus   under  "Summary  of  Essential
Information."

     G. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

     H. The Trustee's Compensation Rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit, calculated based on the largest number of Units outstanding during the calendar year except during the initial offering period as determined in
Section 4.01 of this Indenture, in which case the fee is calculated based on the largest number of units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which the Trustee provides services during less than the whole of such year). However, in no event, except as may otherwise be provided in the Standard Terms and Conditions of Trust, shall the Trustee receive compensation in any one year from any Trust of less than $2,000 for such annual compensation.

     I. The  Initial  Date of  Deposit  for the Trust is June 30,
2006.

     J. The minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units shall be 100 shares.

     K. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust.

     L. The minimum number of Units a Unit holder must tender in order to be eligible for an in-kind distribution of Securities pursuant to Section 8.02 shall be 2,500 Units of the Trust.

                             PART II

              SPECIAL TERMS AND CONDITIONS OF TRUST


         TARGET TRIAD PORTFOLIO, 3RD QUARTER 2006 SERIES

     The following special terms and conditions are hereby agreed to:

     A. The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in the Schedules hereto.

     B. (1) The aggregate number of Units outstanding for the Trust on the Initial Date of Deposit and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

     Documents representing this number of Units for the Trust are being delivered by the Trustee to the Depositor pursuant to
Section 2.03 of the Standard Terms and Conditions of Trust.

     C. The Percentage Ratio on the Initial Date of Deposit is set fort in Schedule B to the Trust Agreement attached hereto.

     D. The Record Date shall be as set forth in the prospectus under "Summary of Essential Information." For purposes of the deductions and payments specified in Part I of Section 3.05, Record Date shall mean the last Business Day of each month.

     E. The Distribution Date shall be as set forth in the Prospectus under "Summary of Essential Information."

     F. The Mandatory  Termination Date for the Trust shall be as
set  forth  in  the   Prospectus   under  "Summary  of  Essential
Information."

     G. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

     H. The Trustee's Compensation Rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit, calculated based on the largest number of Units outstanding during the calendar year except during the initial offering period as determined in
Section 4.01 of this Indenture, in which case the fee is calculated based on the largest number of units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which the Trustee provides services during less than the whole of such year). However, in no event, except as may otherwise be provided in the Standard Terms and Conditions of Trust, shall the Trustee receive compensation in any one year from any Trust of less than $2,000 for such annual compensation.

     I. The  Initial  Date of  Deposit  for the Trust is June 30,
2006.

     J. The minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units shall be 100 shares.

     K. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 5,000 Units of the Trust.

     L. The minimum number of Units a Unit holder must tender in order to be eligible for an in-kind distribution of Securities pursuant to Section 8.02 shall be 5,000 Units of the Trust.

                             PART II

              SPECIAL TERMS AND CONDITIONS OF TRUST


TARGET VIP CONSERVATIVE EQUITY PORTFOLIO, 3RD QUARTER 2006 SERIES

     The following special terms and conditions are hereby agreed to:

     A. The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in the Schedules hereto.

     B. (1) The aggregate number of Units outstanding for the Trust on the Initial Date of Deposit and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

     Documents representing this number of Units for the Trust are being delivered by the Trustee to the Depositor pursuant to
Section 2.03 of the Standard Terms and Conditions of Trust.

     C. The Percentage Ratio on the Initial Date of Deposit is set fort in Schedule B to the Trust Agreement attached hereto.

     D. The Record Date shall be as set forth in the prospectus under "Summary of Essential Information." For purposes of the deductions and payments specified in Part I of Section 3.05, Record Date shall mean the last Business Day of each month.

     E. The Distribution Date shall be as set forth in the Prospectus under "Summary of Essential Information."

     F. The Mandatory  Termination Date for the Trust shall be as
set  forth  in  the   Prospectus   under  "Summary  of  Essential
Information."

     G. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

     H. The Trustee's Compensation Rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit, calculated based on the largest number of Units outstanding during the calendar year except during the initial offering period as determined in
Section 4.01 of this Indenture, in which case the fee is calculated based on the largest number of units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which the Trustee provides services during less than the whole of such year). However, in no event, except as may otherwise be provided in the Standard Terms and Conditions of Trust, shall the Trustee receive compensation in any one year from any Trust of less than $2,000 for such annual compensation.

     I. The  Initial  Date of  Deposit  for the Trust is June 30,
2006.

     J. The minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units shall be 100 shares.

     K. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 5,000 Units of the Trust.

     L. The minimum number of Units a Unit holder must tender in order to be eligible for an in-kind distribution of Securities pursuant to Section 8.02 shall be 5,000 Units of the Trust.

                             PART III

     A. Notwithstanding  anything to the contrary in the Standard
Terms and Conditions of Trust, Section 2.01(e) shall be amended to read as follows:

       "The Trustee is hereby  irrevocably  authorized  to effect registration or transfer of the Securities in fully registered form to the name of the Trustee or to the name of its nominee or to hold the Securities in a clearing agency registered with the Securities and Exchange Commission, in a book entry system operated by the Federal Reserve Board, with an Eligible Foreign Custodian or in an Eligible Securities Depository."

     B.  Section  2.01 of the Standard  Terms and  Conditions  of
Trust shall be amended to included the following section at the end of Section 2.01:

          "(g) Notwithstanding anything to the contrary herein, subject to the requirements set forth in this Section 2.01(g) and unless the Prospectus otherwise requires, the Depositor may, on any Business Day (the "Trade Date"), subscribe for additional Units as follows:

         (i) Prior to the Evaluation Time on such Business Day, the Depositor shall provide notice (the "Subscription Notice") to the Trustee, by telephone or by written communication, of the Depositor's intention to subscribe for additional Units. The Subscription Notice shall identify the additional Securities to be acquired (which will be a precise replication of the then existing portfolio) and shall either (a) specify the quantity of additional Securities to be deposited by the Depositor on the settlement date for such subscription or (b) instruct the Trustee to purchase additional Securities with an aggregate value as specified in the Subscription Notice.

         (ii) Promptly following the Evaluation Time on such Business Day, the Depositor shall verify with the Trustee the number of additional Units to be created.

       (iii) Not later than the time on the settlement date for such subscription when the Trustee is to deliver or assign the additional Units created hereby, the Depositor shall deposit with the Trustee (a) any additional Securities specified in the Subscription Notice (or contracts to purchase such additional Securities together with cash or a Letter of Credit in the amount necessary to settle such contracts) or (b) cash or a Letter of Credit in an amount equal to the aggregate value of the additional Securities specified in the Subscription Notice to be purchased by the Trustee, and adding and subtracting the amounts specified in the first and second sentences of Section 5.01, computed as of the Evaluation Time on the Business Day preceding the Trade Date divided by the number of Units outstanding as of the Evaluation Time on the Business Day preceding the Trade Date, times the number of additional Units to be created.

         (iv) On the settlement date for such subscription, the Trustee shall, in exchange for the Securities and cash, cash or Letter of Credit described above, deliver to, or assign in the name of or on the order of, the Depositor the number of Units verified by the Depositor with the Trustee.

          (v) In the event the Depositor fails to take such action required by paragraph (iii) above, the Trustee shall, on the settlement date for such subscription, settle the securities transactions specified in the Subscription Notice.

         (vi) Neither the Trust nor Unit holders of the Trust will be responsible for any loss resulting from the failure of the Depositor to take such action required by paragraph
     (iii) above."

     C. Notwithstanding  anything to the contrary in the Standard
Terms and Conditions of Trust, Section 6.01(e) shall be amended to read as follows:

        "(e) (1) Subject to the provisions of subparagraph (2) of this paragraph, the Trustee may employ agents, sub-custodians, attorneys, accountants and auditors and shall not be answerable for the default or misconduct of any such agents, sub-custodians, attorneys, accountants or auditors if such agents, sub-custodians, attorneys, accountants or auditors shall have been selected with reasonable care. The Trustee shall be fully protected in respect of any action under this Indenture taken or suffered in good faith by the Trustee in accordance with the opinion of counsel, which may be counsel to the Depositor acceptable to the Trustee, provided, however that this disclaimer of liability shall not excuse the Trustee from the responsibilities specified in subparagraph (2) below. The fees and expenses charged by such agents, sub-custodians, attorneys, accountants or auditors shall constitute an expense of the Trust reimbursable from the Income and Capital Accounts of the Trust as set forth in section 7.04 hereof.

       (2)To the extent permitted under the Investment Company Act of 1940 as evidenced by an opinion of counsel to the Depositor satisfactory to the Trustee or "no-action" letters or exemptive orders issued by the Securities and Exchange Commission or its staff, the Trustee may place and maintain in the care of an Eligible Foreign Custodian (which is employed by the Trustee as a sub-custodian as contemplated by subparagraph (1) of this paragraph (e) and which may be an affiliate or subsidiary of the Trustee or any other entity in which the Trustee may have an ownership interest) or an Eligible Securities Depository the Trust's investments (including foreign currencies) for which the primary market is outside the United States, and such cash and cash equivalents in amounts reasonably necessary to effect the Trust's transactions in such investments, provided that:

           (A) The Trustee shall indemnify the Trust and hold the
       Trust  harmless from and against any risk of loss of Trust
       assets  held  with  an  Eligible   Foreign   Custodian  in
       accordance with the foreign custody contract.

           (B) The Trustee shall exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of Trust assets would exercise, and shall be liable to the Trust for any loss occurring as a result of its failure to do so.

           (C) The Trustee shall perform all duties assigned to the Foreign Custody Manager by Rule 17f-5 under the Investment Company Act of 1940 (17 CFR ss. 270.17f-5), as now in effect or as such rule may be amended in the future ("Rule 17f-5"). The Trustee shall not delegate such duties.

           (D) The Trustee shall (i) provide the Depositor with an analysis of the custody risks associated with maintaining assets with an Eligible Securities Depository;
       (ii) monitor the custody risks associated with maintaining assets with the Eligible Securities Depository on a continuing basis and promptly notify the Depositor of any material change in such risks; and (iii) exercise reasonable care, prudence and diligence in performing the foregoing duties. The Depositor shall instruct the Trustee to take such action as the Depositor deems appropriate in response to a notification by the Trustee provided pursuant to (ii) in the preceding sentence.

            (E) The Trust's Prospectus shall contain such disclosure regarding foreign securities and foreign custody as is required for management investment companies by Forms N-1A and N-2. Such Prospectus shall also contain disclosure concerning the Depositor's responsibilities described in (C) above.

           (F) The Trustee shall maintain and keep current written records regarding the basis for the choice or continued use of a particular Eligible Foreign Custodian pursuant to this subparagraph for a period of not less than six years from the end of the fiscal year in which the Trust was terminated, the first two years in an easily accessible place. Such records shall be available for inspection by Unitholders and the Securities and Exchange Commission at the Trustee's corporate trust office during its usual business hours."

D. Section 4.05 shall be amended to add the following paragraph as the third paragraph of Section 4.05 of the Standard Terms and Conditions of Trust:

       The Portfolio Supervisor may employ one or more sub-Portfolio Supervisors to assist in performing the services set forth in this Section 4.05 and shall not be answerable for the default of any such sub-Portfolio Supervisors if such sub-Portfolio Supervisors shall have been selected with reasonable care, provided, however, that the Portfolio Supervisor will indemnify and hold the Trust harmless from and against any loss occurring as a result of a sub-Portfolio Supervisor's willful misfeasance, reckless disregard, bad faith, or gross negligence in performing supervisory duties. The fees and expenses charged by such sub-Portfolio Supervisors shall be paid by the Portfolio Supervisor out of proceeds received by the Portfolio Supervisor in accordance with Section 4.03 hereof.

E. Notwithstanding any provision to the contrary in the Standard Terms and Conditions of Trust, the Trustee may deem and treat the Fund/SERV Unit Servicing Agent as the sole Unit holder of Fund/SERV Units for all purposes of the Indenture and shall not be affected by any notice to the contrary.

     F.  Section  1.01 of the Standard  Terms and  Conditions  of
Trust shall be amended to include the following:

     "Section 1.01(31). "Fund/SERV Unit Servicing Agent" shall mean FTP Services LLC or any successor Fund/SERV Unit servicing agent appointed as hereinafter provided."

     G. Section  3.05.I.  of the Standard Terms and Conditions of
Trust shall be amended to include the following at the end of such section:

     "(d) deduct from the Income account or, to the extent funds are not available in such Account, from the Capital Account and pay to the Fund/SERV Unit Servicing Agent the amount that it is entitled to receive pursuant to Section 3.16."

     H. Article III of the Standard Terms and Conditions of Trust shall be amended to include the following section:

     "Section 3.16. Fund/SERV Unit Servicing Agent. (a) The Fund/SERV Unit Servicing Agent shall perform all of the duties with respect to recordkeeping of Fund/SERV Units and Fund/Serv Unit holders, distributions, redemption of Fund/SERV Units and communications to and with Fund/SERV Unit holders listed below.

     (1) The Fund/SERV Unit Servicing Agent shall keep proper books of record and account of all of the transactions in the
Fund/SERV Units of each Trust under this Indenture at its corporate office, including a record of the name and address of, and the Fund/SERV Units issued by each Trust and held by, every Fund/SERV Unit holder, and such books and records of each Trust shall be made available to the Trustee and the Depositor promptly upon request and open to inspection by any Fund/SERV Unit holder of such Trust, with respect to such Fund/SERV Unit holders transactions, at all reasonable times during usual business hours. Without limiting the foregoing, the Fund/SERV Unit Servicing Agent shall make any records or documents described in Reg. 270.31(a)-1 under the Investment Company Act of 1940 available promptly to the Trustee and the Depositor upon request during usual business hours and will preserve such records and documents for the periods prescribed in Reg. 270.31(a)-2 thereunder.

     (2) The Fund/SERV Unit Servicing Agent shall distribute on or shortly after the Distribution Dates specified in the Trust Agreement to each Fund/SERV Unit holder of record on its books on the Record Date for each such Distribution Date specified in the Trust Agreement such Fund/SERV Unit holder's distribution as computed under the Standard Terms and Conditions of Trust.

     (3) In connection with such distributions set forth above, the Fund/SERV Unit Servicing Agent shall furnish a Distribution Statement to Fund/SERV Unit holders of record on its books. The content and frequency of such Distribution Statements shall in no respect be less detailed or frequent than that specified in
Section 3.06 of the Standard Terms and Conditions of Trust.

      (4) The Fund/SERV Unit Servicing Agent shall transmit to each Fund/SERV Unit holder of record any notice or other communication received from the Trustee and shall be solely responsible for soliciting and transmitting to the Trustee any notice required from Fund/SERV Unit holders.

     (5) For purposes of permitting Fund/SERV Unit holders to satisfy any reporting requirements of applicable federal or state tax law, the Fund/SERV Unit Servicing Agent shall provide the Trustee with the name, address, number of Fund/SERV Units held by, and such other information as requested by the Trustee, for every Fund/SERV Unit holder so that the Trustee can transmit to any Fund/SERV Unit holder of record on the Fund/SERV Unit Servicing Agent's books any reports required to be distributed pursuant to Section 4.02 of the Standard Terms and Conditions of Trust. The Trustee may rely on the accuracy and completeness of the information (including any records or documents made available) provided to it by the Fund/SERV Unit Servicing Agent and may accept such information without inquiry. Each of the Depositor and the Fund/SERV Unit Servicing Agent hereby agree, jointly and severally, to indemnify the Trustee and hold Trustee harmless from and against any and all costs, expenses, penalties, damages, liabilities or claims including attorneys' and accountants' fees sustained or incurred by or asserted against the Trustee by reason of or as a result of any of the information provided to the Trustee by the Fund/SERV Unit Servicing Agent being inaccurate or incomplete. This indemnity shall be a continuing obligation of each of the Depositor and the Fund/SERV Unit Servicing Agent, and their successors and assigns, notwithstanding the termination of this Trust Agreement.

     (6) The Fund/SERV Unit Servicing Agent shall distribute to redeeming Fund/SERV Unit holders of record on its books redemption proceeds it receives pursuant to Section 5.02 of the Standard Terms and Conditions of Trust from the Trustee as the sole record owner of Fund/SERV Units on the Trustee's books.

     (7) The Fund/SERV Unit Servicing Agent shall distribute to Fund/SERV Unit holders of record on its books a pro rata portion of termination proceeds it receives pursuant to Section 8.02 of the Standard Terms and Conditions of Trust from the Trustee as the sole record owner of Fund/SERV Units on the Trustee's books.

     (8) In connection with such termination distributions set forth above, the Fund/SERV Unit Servicing Agent shall furnish a Final Distribution Statement to Fund/SERV Unit holders of record on its books. The content of such Final Distribution Statements shall in no respect be less detailed than that specified in
Section 8.02 of the Standard Terms and Conditions of Trust.

     (9) As requested by the Depositor and/or the Trustee, the Fund/SERV Unit Servicing Agent shall perform such other functions which, from time to time, are agreed upon by the parties hereto and which may give rise to additional fees.

          (b) As compensation for providing the services set forth herein, of a character described in Section 26(a)(2)(C) of the Investment Company Act of 1940, and to the extent that such services are in addition to, and do not duplicate, the services to be performed by the Trustee, FTP Services LLC shall receive, in arrears, against a statement or statements therefore submitted to the Trustee monthly or annually an aggregate annual fee in the per Unit amount set forth in Part II of the Trust Agreement for the Trust, calculated based on the largest number of Units outstanding during the calendar year, except during the initial offering period as determined in Section 4.01 of the Standard Terms and Conditions of Trust, in which case the fee is calculated based on the largest number of Units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which FTP Services LLC provides services described herein during less than the whole of such year). Such fee may exceed the actual cost of providing such services for the Trust, but at no time will the total amount received by FTP Services LLC for rendering the services described in this Section 3.16 and First Trust Advisors, L.P. for rendering the services described in Section 4.03 to unit investment trusts of which the Depositor is the sponsor in any calendar year exceed the aggregate cost to FTP Services LLC and First Trust Advisors, L.P. of supplying such services in such year. Such compensation may, from time to time, be adjusted by the Depositor provided that the total adjustment upward does not, at the time of such adjustment, exceed the percentage of the total increase, after the date hereof, in consumer prices for services as measured by the United States Department of Labor Consumer Price Index entitled "All Services Less Rent of Shelter" or similar index, if such index should no longer be published. The consent or concurrence of any Unit holder hereunder shall not be required for any such adjustment or increase. Such compensation shall be paid by the Trustee, upon receipt of an invoice therefore from FTP Services LLC, which shall constitute the representation by FTP Services LLC that the bookkeeping and administrative services for which compensation is claimed are properly compensable hereunder and that the aggregate cost incurred by FTP Services LLC of providing Fund/SERV Unit shareholder servicing hereunder was not less than the compensation claimed, upon which representation the Trustee may conclusively rely. Such compensation shall be charged against the Income and/or Capital Accounts, in accordance with Section 3.05 of the Standard Terms and Conditions of Trust.

     If the cash balance in the Income and Capital Accounts shall be insufficient to provide for amounts payable pursuant to this
Section 3.16, the Trustee shall have the power to sell (i) Securities from the current list of Securities designated to be sold pursuant to Section 5.02 hereof, or (ii) if no such Securities have been so designated, such Securities as the Trustee may see fit to sell in its own discretion, and to apply the proceeds of any such sale in payment of the amounts payable pursuant to this Section 3.16.

     All moneys payable to the Fund/SERV Unit Servicing Agent pursuant to this Section 3.16 shall be secured by a lien on the Trust prior to the interest of Unit holders, but no such lien shall be prior to any lien in favor of the Trustee under the provisions of Section 6.04 of the Standard Terms and Conditions of Trust.

          (c) The Fund/SERV Unit Servicing Agent shall be under no liability for any action taken in good faith on any appraisal, paper, order, list, demand, request, consent, affidavit, notice, opinion, direction, evaluation, endorsement, assignment, resolution, draft or other document, whether or not of the same kind, prima facie properly executed, or for the disposition of moneys, pursuant to this Indenture, except by reason of its own negligence, lack of good faith or willful misconduct, provided that the Fund/SERV Unit Servicing Agent shall not in any event be liable or responsible for any evaluation made by the Evaluator.

          (d) Except as the context otherwise requires, the Fund/SERV Unit Servicing Agent shall be subject to the provisions of Section 4.05 herein in the same manner as it would if it were the Evaluator.

          (e) The Fund/SERV Unit Servicing Agent shall be indemnified ratably by the affected Trust and held harmless against any loss or liability accruing to it without negligence, bad faith or willful misconduct on its part, arising out of or in connection with the operations of the Trust, including the costs and expenses (including counsel fees) of defending itself against any claim of liability in the premises, including without limitation any loss, liability or expense incurred in acting pursuant to written directions to the Fund/SERV Unit Servicing Agent given by the Trustee or Depositor from time to time in accordance with the provisions of this Indenture or in undertaking actions from time to time which the Fund/SERV Unit Servicing Agent deems necessary in its discretion to protect the Trust and the rights and interests of the Fund/SERV Unit holders pursuant to the terms of this Indenture.

          (f) The Fund/SERV Unit Servicing Agent shall conduct its operations in a manner that is compatible with the current operational procedures and requirements of the Trustee (including, without limiting the foregoing, the provision and receipt of data in such format and meeting such technical requirements as the Trustee may specify) and shall exercise its best efforts to accommodate any changes in the operational procedures and requirements which the Trustee may make upon prior notice to the Fund/SERV Unit Servicing Agent. The Depositor acknowledges and agrees that the default of the Fund/SERV Unit Servicing Agent in its obligations under this paragraph, or the performance by the Fund/SERV Unit Servicing Agent of its
obligations  in  a  manner  which  shall  adversely   affect  the
Trustee's performance of its duties, shall be a sufficient grounds for the Trustee to remove the Fund/SERV Unit Servicing Agent pursuant to Section 3.16(d) and Section 4.05.

          (g) As used in this Section 3.16, "Fund/SERV Unit holder," when referring to the records of the Trustee, shall mean the Fund/SERV Unit Servicing Agent and, when referring to the records to be maintained by the Fund/SERV Unit Servicing Agent, shall mean each owner of a Fund/SERV Unit identified on the records of the Fund/SERV Unit Servicing Agent."

     I. Section 4.01(a) and (b) of the Standard Terms and Conditions of Trust shall be amended to include the Fund/SERV
Unit Servicing Agent among the parties who are furnished information concerning the Evaluation of each issue of Securities deposited in the Trust and the Trust Fund Evaluation.

     J. The second  sentence  of the first  paragraph  of Section
4.03 shall be replaced with the following:

     "Such fee may exceed the actual cost of providing such services for the Trust, but at no time will the total amount received by First Trust Advisors, L.P. for rendering the services described in this Section 4.03 and FTP Services LLC for rendering the services described in Section 3.16 to unit investment trusts of which the Depositor is the sponsor in any calendar year exceed the aggregate cost to FTP Services LLC and First Trust Advisors, L.P. of supplying such services in such year.

     K.  Section  4.04 of the Standard  Terms and  Conditions  of
Trust shall be amended to include the  Fund/SERV  Unit  Servicing
Agent replaced in its entirety by the following:

     "Section 4.04. Liability of Evaluator. The Trustee, Fund/SERV Unit Servicing Agent, Depositor and the Unit holders may rely on any Evaluation furnished by First Trust Advisors, L.P., acting in its capacity as Evaluator, and shall have no responsibility for the accuracy thereof. The determinations made by the Evaluator hereunder shall be made in good faith upon the basis of the best information available to it. The Evaluator shall be under no liability to the Trustee, Fund/SERV Unit Servicing Agent, Depositor or the Unit holders for errors in judgement; provided, however, that this provision shall not protect the Evaluator against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder."

     L. The second  sentence  of the first  paragraph  of Section
5.01 shall be amended to delete subsection (ii) of such sentence and replace it in its entirety with the following:

"(ii) amounts representing estimated accrued expenses of such Trust including but not limited to unpaid fees and expenses of the Trustee, the Evaluator, the Portfolio Supervisor, the Fund/SERV Unit Servicing Agent, the Depositor and its counsel, in each case as reported by the Trustee to the Depositor on or prior to the date of Evaluation,"

     M. Section  6.01(c) of the Standard  Terms and Conditions of
Trust shall be replaced in its entirety with the following:

     "(c) The Trustee shall not be responsible for or in respect of the recitals herein, the validity or sufficiency of this Indenture or for the due execution hereof by the Depositor, the Portfolio Supervisor, the Evaluator, or the Fund/SERV Unit Servicing Agent, or for the form, character, genuineness, sufficiency, value or validity of any of the Securities (except that the Trustee shall be responsible for the exercise of due care in determining the genuineness of Securities delivered to it pursuant to contracts for the purchase of such Securities) or for or in respect of the validity or sufficiency of the Units or of the Certificates (except for the due execution thereof by the Trustee) or for the due execution thereof by the Depositor, and the Trustee shall in no event assume or incur any liability, duty or obligation to any Unit holder, the Fund/SERV Unit Servicing Agent or the Depositor other than as expressly provided for herein. The Trustee shall not be responsible for or in respect of the validity of any signature by or on behalf of the Depositor, the Portfolio Supervisor, the Evaluator or the Fund/SERV Unit Servicing Agent;"

      N. Section  8.02(b) of the Standard Terms and Conditions of
Trust shall be replaced in its entirety with the following:

     "(b) deduct from the Income Account of such Trust or, to the extent that funds are not available in such Account, from the Capital Account of such Trust, and pay accrued and unpaid fees of the Evaluator, the Portfolio Supervisor, the Fund/SERV Unit Servicing Agent, the Depositor and counsel in connection with such Trust, if any;"

      O.  Section 8.05 of the Standard  Terms and  Conditions  of
Trust shall be amended to add the following paragraph immediately preceding the last paragraph of such section:

             "Any notice, demand, direction or instruction to be given to the Fund/SERV Unit Servicing Agent shall be in writing and shall be duly given if mailed or delivered to the Fund/SERV Unit Servicing Agent at 1001 Warrenville Road, Lisle, Illinois 60532, or at such other address as shall be specified by the Fund/SERV Unit Servicing Agent to the other parties hereto in writing.

P. Notwithstanding anything to the contrary in the Standard Terms and Conditions of Trust, the second paragraph in Section 8.02 shall be amended to read as follows:

     In the event of any termination of the Trust prior to the Mandatory Termination Date, the Trustee shall proceed to liquidate the Securities then held and make the payments and distributions provided for hereinafter in this Section 8.02, except that in such event, the distribution to each Unit holder shall be made in cash and shall be such Unit holder's pro rata interest in the balance of the principal and income accounts after the deductions herein provided. In the event that the Trust shall terminate on or after the Mandatory Termination Date, the Trustee shall, at least thirty days prior to the Mandatory Termination Date, send a written notice to all Unit holders of record. If such Unit holder owns at least the minimum number of Units of Trust set forth in Part II of the Trust Agreement, such notice shall further indicate that such Unit holder may elect to receive an in-kind distribution of their pro rata share of the Securities, to the extent of whole shares. The Trustee will honor duly executed requests for in-kind distributions received (accompanied by the electing Unit holder's Certificate, if issued) by the close of business fifteen business days prior to the Mandatory Termination Date. Unit holders who do not effectively request an in-kind distribution shall receive their distribution upon termination in cash.

     IN WITNESS WHEREOF, First Trust Portfolios L.P., The Bank of New York and First Trust Advisors L.P. have each caused this Trust Agreement to be executed and the respective corporate seal to be hereto affixed and attested (if applicable) by authorized officers; all as of the day, month and year first above written.

                                    FIRST TRUST PORTFOLIOS L.P.,
                                       Depositor



                                    By     Jason T. Henry
                                           Senior Vice President



                                    THE BANK OF NEW YORK,
                                       Trustee


                                    By     Joan Currie
                                           Vice President

[SEAL]

ATTEST:

Michael Kuhl
Assistant Vice President

                                    FIRST TRUST ADVISORS L.P.,
                                       Evaluator


                                    By     Jason T. Henry
                                            Senior Vice President


                                    FIRST TRUST ADVISORS L.P.,
                                       Portfolio Supervisor


                                    By     Jason T. Henry
                                           Senior Vice President


                                    FTP SERVICES LLC,
                                    Fund/SERV Unit Servicing
                                    Agent


                                    By     Jason T. Henry
                                           Senior Vice President


                       SCHEDULE A TO TRUST

                            AGREEMENT

                  Securities Initially Deposited

                             FT 1155

     (Note:   Incorporated herein and made a part hereof for  the
Trust is the "Schedule of Investments" for the Trust as set forth in the Prospectus.)



                         SCHEDULE B TO TRUST AGREEMENT

                              FT Series 1155


              The Dow Target 5 Portfolio, 3rd Quarter 2006 Series

Number
of
Shares   Name of Issuer of Equity Securities                  Percentage Ratio
______   ___________________________________                  ________________
 1,072   T      AT&T Inc.                                      20.5482%
   893   GE     General Electric Company                       17.1171%
 1,082   GM     General Motors Corporation                     20.7399%
 1,278   PFE    Pfizer Inc.                                    24.4968%
   892   VZ     Verizon Communications Inc.                    17.0979%
______                                                        _________
 5,217                                                        100.0000%
======                                                        =========


               Global Target 15 Portfolio, 3rd Quarter 2006 Series

  Number
  of
  Shares   Name of Issuer of Equity Securities                  Percentage Ratio
  ______   ___________________________________                  ________________
    357    T           AT&T Inc.                                        0.9329%
    298    GE          General Electric Company                         0.7788%
    361    GM          General Motors Corporation                       0.9434%
    426    PFE         Pfizer Inc.                                      1.1133%
    297    VZ          Verizon Communications Inc.                      0.7761%

  2,282    BT/A LN     BT Group Plc                                     5.9635%
  2,060    CPG LN      Compass Group Plc                                5.3834%
  2,027    GKN LN      GKN Plc                                          5.2971%
  4,148    RSA LN      Royal & Sun Alliance Insurance Group Plc        10.8399%
  4,704    VOD LN      Vodafone Group Plc                              12.2929%

  5,138    2388 HK     BOC Hong Kong (Holdings) Limited                13.4271%
  3,411    1038 HK     Cheung Kong Infrastructure Holdings Limited      8.9139%
  3,380    267 HK      CITIC Pacific Limited                            8.8329%
  5,758    101 HK      Hang Lung Properties Limited                    15.0473%
  3,619    551 HK      Yue Yuen Industrial (Holdings) Limited           9.4575%
_______                                                              __________
 38,266                                                               100.0000%
=======                                                              ==========


                  The Nasdaq Target 15 Portfolio, 3rd Qtr 2006

Number
of
Shares   Name of Issuer of Equity Securities                  Percentage Ratio
______   ___________________________________                  ________________
  120    AKAM      Akamai Technologies, Inc.                            2.4860%
  134    CHRW      C.H. Robinson Worldwide, Inc.                        2.7761%
1,860    CSCO      Cisco Systems, Inc.                                 38.5333%
  110    CTSH      Cognizant Technology Solutions Corporation           2.2788%
  170    DISH      EchoStar Communications Corporation (Class A)        3.5219%
  118    FAST      Fastenal Company                                     2.4446%
   86    GRMN      Garmin Ltd.                                          1.7816%
   98    JOYG      Joy Global Inc.                                      2.0302%
  113    LRCX      Lam Research Corporation                             2.3410%
  281    NVDA      NVIDIA Corporation                                   5.8214%
  134    PCAR      PACCAR Inc.                                          2.7761%
   54    SIAL      Sigma-Aldrich Corporation                            1.1187%
  591    SPLS      Staples, Inc.                                       12.2436%
  600    SBUX      Starbucks Corporation                               12.4301%
  358    TLAB      Tellabs, Inc.                                        7.4166%
_____                                                                __________
4,827                                                                100.0000%
=====                                                                ==========


         NYSE International Target 25 Portfolio, 3rd Quarter 2006 Series

Number
of
Shares   Name of Issuer of Equity Securities                    Percentage Ratio
______   ___________________________________                    ________________

   68    PBR     Petroleo Brasileiro S.A. (ADR)                     1.3127%
  252    BCE     BCE Inc.                                           4.8649%
  112    ECA     EnCana Corp.                                       2.1622%
  148    SLF     Sun Life Financial Inc.                            2.8571%
  115    TD      The Toronto-Dominion Bank                          2.2201%
  274    FTE     France Telecom S.A. (ADR)                          5.2896%
  189    LR      Lafarge S.A.                                       3.6486%
  377    AZ      Allianz AG (ADR)                                   7.2780%
  133    BAY     Bayer AG (ADR)                                     2.5676%
  122    DCX     DaimlerChrysler AG                                 2.3552%
  375    DT      Deutsche Telekom AG (ADR)                          7.2394%
  159    EON     E.ON AG (ADR)                                      3.0695%
  102    E       Eni SpA (ADR)                                      1.9691%
  216    TI      Telecom Italia SpA (ADR)                           4.1699%
  246    NTT     Nippon Telegraph & Telephone Corporation (ADR)     4.7490%
  406    DCM     NTT DoCoMo, Inc. (ADR)                             7.8378%
   58    TM      Toyota Motor Corporation (ADR)                     1.1197%
  220    ABN     ABN AMRO Holding N.V. (ADR)                        4.2471%
  351    AEG     Aegon N.V                                          6.7761%
  154    ING     ING Groep N.V. (ADR)                               2.9730%
  215    NHY     Norsk Hydro ASA (ADR)                              4.1506%
  307    KEP     Korea Electric Power Corporation (ADR)             5.9266%
   88    PKX     POSCO (ADR)                                        1.6988%
  213    REP     Repsol YPF, S.A.                                   4.1120%
  280    VOD     Vodafone Group Plc (ADR)                           5.4054%
_____                                                             _________
5,180                                                             100.0000%
=====                                                             =========


              S&P Target 24 Portfolio, 3rd Quarter 2006 Series

Number
of
Shares   Name of Issuer of Equity Securities                    Percentage Ratio
______   ___________________________________                    ________________

  22     ABN AMRO Holding N.V. (ADR)                                  0.4664%
  80     AT&T Inc.                                                    1.6960%
  35     Aegon N.V                                                    0.7420%
  28     Agilysys, Inc.                                               0.5936%
  49     Akamai Technologies, Inc.                                    1.0388%
  38     Allianz AG (ADR)                                             0.8056%
  23     American Financial Group, Inc.                               0.4876%
  45     American Greetings Corporation                               0.9540%
  58     Amkor Technology, Inc.                                       1.2296%
 232     Aquila, Inc.                                                 4.9184%
 217     Archer-Daniels-Midland Company                               4.6004%
  58     ArvinMeritor, Inc.                                           1.2296%
  18     Atmos Energy Corporation                                     0.3816%
  22     Avista Corporation                                           0.4664%
  25     BCE Inc.                                                     0.5300%
  13     Bayer AG (ADR)                                               0.2756%
  21     Beazer Homes USA, Inc.                                       0.4452%
  10     CH Energy Group, Inc.                                        0.2120%
  34     CTS Corporation                                              0.7208%
   8     Carpenter Technology Corporation                             0.1696%
  33     Central Parking Corporation                                  0.6996%
  15     Christopher & Banks Corporation                              0.3180%
  48     Cincinnati Financial Corporation                             1.0176%
  89     Citizens Banking Corporation                                 1.8868%
  43     Comerica Incorporated                                        0.9116%
  19     CommScope, Inc.                                              0.4028%
  24     CONMED Corporation                                           0.5088%
  55     DTE Energy Company                                           1.1660%
  12     DaimlerChrysler AG                                           0.2544%
  37     Deutsche Telekom AG (ADR)                                    0.7844%
  58     The Dow Chemical Company                                     1.2296%
  20     Dress Barn, Inc.                                             0.4240%
  10     Eni SpA (ADR)                                                0.2120%
  16     E.ON AG (ADR)                                                0.3392%
  42     Eastman Chemical Company                                     0.8904%
  11     EnCana Corp.                                                 0.2332%
  41     Energy East Corporation                                      0.8692%
  15     EnPro Industries, Inc.                                       0.3180%
  32     Entergy Corporation                                          0.6784%
  24     First American Corporation                                   0.5088%
  30     Flagstar Bancorp, Inc.                                       0.6360%
  27     France Telecom S.A. (ADR)                                    0.5724%
  25     Franklin Bank Corporation                                    0.5300%
  16     Gardner Denver Inc.                                          0.3392%
  35     Garmin Ltd.                                                  0.7420%
  16     General Cable Corporation                                    0.3392%
  10     Genesis HealthCare Corporation                               0.2120%
  22     The Great Atlantic & Pacific Tea Company, Inc.               0.4664%
   8     Group 1 Automotive, Inc.                                     0.1696%
  13     The Gymboree Corporation                                     0.2756%
   7     Hansen Natural Corporation                                   0.1484%
  31     Haverty Furniture Companies, Inc.                            0.6572%
  29     IDACORP, Inc.                                                0.6148%
  12     Infinity Property & Casualty Corporation                     0.2544%
  15     ING Groep N.V. (ADR)                                         0.3180%
  52     JPMorgan Chase & Co.                                         1.1024%
  19     Kansas City Southern Industries, Inc.                        0.4028%
  36     Kelly Services, Inc.                                         0.7632%
  17     Kirby Corporation                                            0.3604%
  31     Korea Electric Power Corporation (ADR)                       0.6572%
  41     LaBranche & Co Inc.                                          0.8692%
  19     Lafarge S.A.                                                 0.4028%
   8     LandAmerica Financial Group, Inc.                            0.1696%
  34     Leucadia National Corporation                                0.7208%
  40     Lincoln National Corporation                                 0.8480%
  56     The Lubrizol Corporation                                     1.1872%
  97     Lyondell Chemical Company                                    2.0564%
  12     MAF Bancorp, Inc.                                            0.2544%
  15     Steven Madden, Ltd.                                          0.3180%
  27     Marathon Oil Corporation                                     0.5724%
  24     The Marcus Corporation                                       0.5088%
  36     McDermott International, Inc.                                0.7632%
  23     Media General, Inc.                                          0.4876%
  10     Meritage Homes Corporation                                   0.2120%
  52     Mesa Air Group, Inc.                                         1.1024%
  41     NTT DoCoMo, Inc. (ADR)                                       0.8692%
  23     Nash Finch Company                                           0.4876%
   9     National Presto Industries, Inc.                             0.1908%
  11     New Century Financial Corporation                            0.2332%
  25     Nippon Telegraph & Telephone Corporation (ADR)               0.5300%
 423     Norsk Hydro ASA (ADR)                                        8.9676%
  33     Ohio Casualty Corporation                                    0.6996%
  46     Old Republic International Corporation                       0.9752%
  65     ONEOK, Inc.                                                  1.3780%
  17     Overseas Shipholding Group, Inc.                             0.3604%
  22     The PMI Group, Inc.                                          0.4664%
   9     POSCO (ADR)                                                  0.1908%
  84     Peabody Energy Corporation                                   1.7808%
  42     Pepco Holdings, Inc.                                         0.8904%
  16     Performance Food Group Company                               0.3392%
   7     Petroleo Brasileiro S.A. (ADR)                               0.1484%
  96     Pfizer Inc.                                                  2.0352%
   8     Piper Jaffray Companies, Inc.                                0.1696%
  46     Puget Energy, Inc.                                           0.9752%
  16     Radian Group Inc.                                            0.3392%
  67     Regions Financial Corporation                                1.4204%
  12     Reliance Steel & Aluminum Co.                                0.2544%
  21     Repsol YPF, S.A.                                             0.4452%
  31     Rock-Tenn Company (Class A)                                  0.6572%
  18     Ryerson Inc.                                                 0.3816%
  84     SCANA Corporation                                            1.7808%
  38     Scholastic Corporation                                       0.8056%
   6     SEACOR SMIT Inc.                                             0.1272%
  19     Select Comfort Corporation                                   0.4028%
  75     Sierra Pacific Resources                                     1.5900%
  19     Skechers U.S.A., Inc.                                        0.4028%
  93     Sky Financial Group, Inc.                                    1.9716%
  22     The J. M. Smucker Company                                    0.4664%
  15     Sun Life Financial Inc.                                      0.3180%
  25     Swift Transportation Co., Inc.                               0.5300%
  22     Telecom Italia SpA (ADR)                                     0.4664%
  25     Telephone and Data Systems, Inc.                             0.5300%
  16     Terex Corporation                                            0.3392%
  23     TETRA Technologies, Inc.                                     0.4876%
  20     Tidewater Inc.                                               0.4240%
  38     Toll Brothers, Inc.                                          0.8056%
  12     Too Inc.                                                     0.2544%
  12     The Toronto-Dominion Bank                                    0.2544%
   6     Toyota Motor Corporation (ADR)                               0.1272%
  25     Triad Hospitals, Inc.                                        0.5300%
  10     Triumph Group, Inc.                                          0.2120%
  72     Unisource Energy Corporation                                 1.5264%
  63     Vishay Intertechnology, Inc.                                 1.3356%
  28     Vodafone Group Plc (ADR)                                     0.5936%
  20     WPS Resources Corporation                                    0.4240%
  49     Washington Mutual, Inc.                                      1.0388%
  44     Westar Energy, Inc.                                          0.9328%
  23     YRC Worldwide, Inc.                                          0.4876%
______                                                              _________
4717                                                                100.0000%
======                                                              =========


              S&P Target SMid 60 Portfolio, 3rd Quarter 2006 Series

Number
of Shares        Issuer of Securities                     Percentage Ratio
_________        ____________________                     ________________
    94           Agilysys, Inc.                                    1.5466%
    77           American Financial Group, Inc.                    1.2669%
   150           American Greetings Corporation                    2.4679%
   773           Aquila, Inc.                                     12.7180%
   195           ArvinMeritor, Inc.                                3.2083%
    59           Atmos Energy Corporation                          0.9707%
    72           Avista Corporation                                1.1846%
    70           Beazer Homes USA, Inc.                            1.1517%
    35           CH Energy Group, Inc.                             0.5758%
   114           CTS Corporation                                   1.8756%
   110           Central Parking Corporation                       1.8098%
    81           CONMED Corporation                                1.3327%
   138           Energy East Corporation                           2.2705%
    49           EnPro Industries, Inc.                            0.8062%
    79           First American Corporation                        1.2998%
   101           Flagstar Bancorp, Inc.                            1.6617%
    82           Franklin Bank Corporation                         1.3491%
    35           Genesis HealthCare Corporation                    0.5758%
    72           The Great Atlantic & Pacific Tea Company, Inc.    1.1846%
   103           Haverty Furniture Companies, Inc.                 1.6946%
    97           IDACORP, Inc.                                     1.5959%
    40           Infinity Property & Casualty Corporation          0.6581%
    63           Kansas City Southern Industries, Inc.             1.0365%
   119           Kelly Services, Inc.                              1.9579%
   137           LaBranche & Co Inc.                               2.2540%
    26           LandAmerica Financial Group, Inc.                 0.4278%
   114           Leucadia National Corporation                     1.8756%
    39           MAF Bancorp, Inc.                                 0.6417%
    81           The Marcus Corporation                            1.3327%
    78           Media General, Inc.                               1.2833%
    34           Meritage Homes Corporation                        0.5594%
   172           Mesa Air Group, Inc.                              2.8299%
    75           Nash Finch Company                                1.2340%
    31           National Presto Industries, Inc.                  0.5100%
    36           New Century Financial Corporation                 0.5923%
   110           Ohio Casualty Corporation                         1.8098%
   155           Old Republic International Corporation            2.5502%
    55           Overseas Shipholding Group, Inc.                  0.9049%
    74           The PMI Group, Inc.                               1.2175%
   140           Pepco Holdings, Inc.                              2.3034%
    54           Performance Food Group Company                    0.8885%
    27           Piper Jaffray Companies, Inc.                     0.4442%
   155           Puget Energy, Inc.                                2.5502%
    54           Radian Group Inc.                                 0.8885%
   104           Rock-Tenn Company (Class A)                       1.7111%
    61           Ryerson Inc.                                      1.0036%
    86           SCANA Corporation                                 1.4149%
   126           Scholastic Corporation                            2.0731%
    21           SEACOR SMIT Inc.                                  0.3455%
   250           Sierra Pacific Resources                          4.1132%
    73           The J. M. Smucker Company                         1.2011%
    84           Telephone and Data Systems, Inc.                  1.3820%
    68           Tidewater Inc.                                    1.1188%
   126           Toll Brothers, Inc.                               2.0731%
    85           Triad Hospitals, Inc.                             1.3985%
    35           Triumph Group, Inc.                               0.5758%
   211           Vishay Intertechnology, Inc.                      3.4715%
    67           WPS Resources Corporation                         1.1023%
   148           Westar Energy, Inc.                               2.4350%
    78           YRC Worldwide, Inc.                               1.2833%
______                                                           _________
 6,078                                                           100.0000%
======                                                           =========



         Target Diversified Dividend Portfolio, 3rd Quarter 2006 Series

  Number
  of
  Shares       Name of Issuer of Equity Securities              Percentage Ratio
  ______       ___________________________________              ________________
   134         T         AT&T Inc.                                      2.1550%
   102         BDG       Bandag, Incorporated                           1.6404%
   158         BCE       BCE Inc.                                       2.5410%
   118         BGG       Briggs & Stratton Corporation                  1.8977%
   213         COHU      Cohu, Inc.                                     3.4255%
    56         COP       ConocoPhillips                                 0.9006%
   165         CTCI      CT Communications, Inc.                        2.6536%
    96         DOW       The Dow Chemical Company                       1.5439%
   156         EAS       Energy East Corporation                        2.5088%
   402         FBP       First BanCorp.                                 6.4651%
    65         FRE       Freddie Mac                                    1.0454%
   199         FMT       Fremont General Corporation                    3.2004%
   210         FDP       Fresh Del Monte Produce Inc.                   3.3773%
   190         HMA       Health Management Associates, Inc.             3.0556%
   192         INTC      Intel Corporation                              3.0878%
    79         KBH       KB HOME                                        1.2705%
    70         MDC       M.D.C. Holdings, Inc.                          1.1258%
   125         MAS       Masco Corporation                              2.0103%
   103         MRK       Merck & Co. Inc.                               1.6565%
   169         NTE       Nam Tai Electronics, Inc.                      2.7179%
   169         NAFC      Nash Finch Company                             2.7179%
   102         NAT       Nordic American Tanker Shipping Limited        1.6404%
    58         NOC       Northrop Grumman Corporation                   0.9328%
    68         NUE       Nucor Corporation                              1.0936%
   108         OKE       ONEOK, Inc.                                    1.7369%
   130         OMI       Owens & Minor, Inc.                            2.0907%
   170         PAS       PepsiAmericas, Inc.                            2.7340%
   160         PFE       Pfizer Inc.                                    2.5732%
   528         PIR       Pier 1 Imports, Inc.                           8.4915%
    93         PNW       Pinnacle West Capital Corporation              1.4957%
   116         RRD       R. R. Donnelley & Sons Company                 1.8656%
   169         TSG       Sabre Holdings Corporation                     2.7179%
    88         TK        Teekay Shipping Corporation                    1.4152%
    89         TNP       Tsakos Energy Navigation Ltd.                  1.4313%
   100         UVV       Universal Corporation                          1.6082%
   111         VZ        Verizon Communications Inc.                    1.7851%
   550         WHI       W Holding Company, Inc.                        8.8453%
   167         WR        Westar Energy, Inc.                            2.6858%
    60         WY        Weyerhaeuser Company                           0.9649%
   180         WOR       Worthington Industries, Inc.                   2.8948%
______                                                               __________
 6,218                                                                100.0000%
======                                                               ==========


               Target Large-Cap Portfolio, 3rd Quarter 2006 Series

Number
of
Shares   Name of Issuer of Equity Securities                    Percentage Ratio
______   ___________________________________                    ________________
   267   AES      The AES Corporation                                    7.7436%
    71   ATI      Allegheny Technologies, Inc.                           2.0592%
   112   ASD      American Standard Companies Inc.                       3.2483%
   151   ABI      Applera Corporation-Applied Biosystems Group           4.3794%
   123   BAM      Brookfield Asset Management Inc.                       3.5673%
    95   CHRW     C.H. Robinson Worldwide, Inc.                          2.7552%
   134   CPB      Campbell Soup Company                                  3.8863%
    67   CAT      Caterpillar Inc.                                       1.9432%
    10   CME      The Chicago Mercantile Exchange                        0.2900%
    73   CTSH     Cognizant Technology Solutions Corporation             2.1172%
    82   CL       Colgate-Palmolive Company                              2.3782%
   107   CNX      CONSOL Energy Inc.                                     3.1032%
    93   ECA      EnCana Corp.                                           2.6972%
   167   FSL/B    Freescale Semiconductor Inc.                           4.8434%
    46   GRMN     Garmin Ltd.                                            1.3341%
    73   JCP      J.C. Penney Company, Inc.                              2.1172%
    97   JOYG     Joy Global Inc.                                        2.8132%
   228   KR       The Kroger Co.                                         6.6125%
   194   LTD      Limited Brands                                         5.6265%
    59   MRO      Marathon Oil Corporation                               1.7111%
   136   WFR      MEMC Electronic Materials, Inc.                        3.9443%
   230   NVDA     NVIDIA Corporation                                     6.6705%
    48   OXY      Occidental Petroleum Corporation                       1.3921%
   119   RHI      Robert Half International Inc.                         3.4513%
    89   COL      Rockwell Collins, Inc.                                 2.5812%
    77   SLB      Schlumberger Limited                                   2.2332%
   224   STX      Seagate Technology                                     6.4965%
   130   SBUX     Starbucks Corporation                                  3.7703%
    62   SU       Suncor Energy, Inc.                                    1.7981%
    84   TXU      TXU Corp.                                              2.4362%
______                                                               ___________
 3,448                                                                100.0000%
======                                                               ===========


               Target Small-Cap Portfolio, 3rd Quarter 2006 Series

Number
of
Shares   Name of Issuer of Equity Securities                  Percentage Ratio
______   ___________________________________                  ________________

   207   AEIS     Advanced Energy Industries, Inc.              3.5628%
   143   ADVS     Advent Software, Inc.                         2.4613%
   115   ANST     Ansoft Corporation                            1.9793%
   100   AAWW     Atlas Air Worldwide Holdings, Inc.            1.7212%
    98   ATLS     Atlas America, Inc.                           1.6867%
   207   BLKB     Blackbaud, Inc.                               3.5628%
   248   CELL     Brightpoint, Inc.                             4.2685%
   142   CSH      Cash America International, Inc.              2.4441%
   367   CBIZ     CBIZ, Inc.                                    6.3167%
   107   CHIC     Charlotte Russe Holding Inc.                  1.8417%
   178   CBK      Christopher & Banks Corporation               3.0637%
    94   CLHB     Clean Harbors, Inc.                           1.6179%
   106   ECLG     eCollege.com                                  1.8244%
   184   HUBG     Hub Group, Inc.                               3.1670%
    78   KEYS     Keystone Automotive Industries, Inc.          1.3425%
    70   LUFK     Lufkin Industries, Inc.                       1.2048%
   124   MTLM     Metal Management, Inc.                        2.1343%
   167   MINI     Mobile Mini, Inc.                             2.8744%
   116   MFLX     Multi-Fineline Electronix, Inc.               1.9966%
    99   NCS      NCI Building Systems, Inc.                    1.7040%
    94   NETL     Netlogic Microsystems Inc.                    1.6179%
   108   NSS      NS Group, Inc.                                1.8589%
    99   OPLK     Oplink Communications, Inc.                   1.7040%
   154   PZZA     Papa John's International, Inc.               2.6506%
    76   RSTI     Rofin-Sinar Technologies, Inc.                1.3081%
   106   RTI      RTI International Metals, Inc.                1.8244%
   259   SCSS     Select Comfort Corporation                    4.4578%
   122   SKX      Skechers U.S.A., Inc.                         2.0998%
    93   SPSS     SPSS Inc.                                     1.6007%
    96   SPSX     Superior Essex Inc.                           1.6523%
   188   SYKE     Sykes Enterprises, Incorporated               3.2358%
    72   TRMA     Trico Marine Services, Inc.                   1.2392%
   285   TRID     Trident Microsystems, Inc.                    4.9053%
   197   TTMI     TTM Technologies, Inc.                        3.3907%
   192   RMIX     U.S. Concrete, Inc.                           3.3046%
   122   VMI      Valmont Industries, Inc.                      2.0998%
   264   WEBM     webMethods, Inc.                              4.5439%
   140   OATS     Wild Oats Markets, Inc.                       2.4096%
   107   WWE      World Wrestling Entertainment, Inc.           1.8417%
    86   ZIGO     Zygo Corporation                              1.4802%
______                                                        _________
 5,810                                                        100.0000%
======                                                        =========



                 Target Triad Portfolio, 3rd Quarter 2006 Series

Number
of
Shares      Name of Issuer of Equity Securities                Percentage Ratio
______      ___________________________________                ________________
    18      PBR     Petroleo Brasileiro S.A. (ADR)                     0.1515%
    67      BCE     BCE Inc.                                           0.5641%
    30      ECA     EnCana Corp.                                       0.2526%
    39      SLF     Sun Life Financial Inc.                            0.3283%
    31      TD      The Toronto-Dominion Bank                          0.2610%
    73      FTE     France Telecom S.A. (ADR)                          0.6146%
    51      LR      Lafarge S.A.                                       0.4294%
   101      AZ      Allianz AG (ADR)                                   0.8503%
    35      BAY     Bayer AG (ADR)                                     0.2947%
    33      DCX     DaimlerChrysler AG                                 0.2778%
   100      DT      Deutsche Telekom AG (ADR)                          0.8419%
    42      EON     E.ON AG (ADR)                                      0.3536%
    27      E       Eni SpA (ADR)                                      0.2273%
    58      TI      Telecom Italia SpA (ADR)                           0.4883%
    66      NTT     Nippon Telegraph & Telephone Corporation (ADR)     0.5556%
   108      DCM     NTT DoCoMo, Inc. (ADR)                             0.9092%
    15      TM      Toyota Motor Corporation (ADR)                     0.1263%
    59      ABN     ABN AMRO Holding N.V. (ADR)                        0.4967%
    94      AEG     Aegon N.V                                          0.7914%
    41      ING     ING Groep N.V. (ADR)                               0.3452%
    57      NHY     Norsk Hydro ASA (ADR)                              0.4799%
    82      KEP     Korea Electric Power Corporation (ADR)             0.6904%
    23      PKX     POSCO (ADR)                                        0.1936%
    57      REP     Repsol YPF, S.A.                                   0.4799%
    75      VOD     Vodafone Group Plc (ADR)                           0.6314%
   107      T       AT&T Inc.                                          0.9008%
    81      BDG     Bandag, Incorporated                               0.6819%
   126      BCE     BCE Inc.                                           1.0608%
    95      BGG     Briggs & Stratton Corporation                      0.7998%
   171      COHU    Cohu, Inc.                                         1.4396%
    45      COP     ConocoPhillips                                     0.3789%
   132      CTCI    CT Communications, Inc.                            1.1113%
    77      DOW     The Dow Chemical Company                           0.6483%
   124      EAS     Energy East Corporation                            1.0439%
   322      FBP     First BanCorp.                                     2.7109%
    52      FRE     Freddie Mac                                        0.4378%
   159      FMT     Fremont General Corporation                        1.3386%
   168      FDP     Fresh Del Monte Produce Inc.                       1.4144%
   152      HMA     Health Management Associates, Inc.                 1.2797%
   154      INTC    Intel Corporation                                  1.2965%
    63      KBH     KB HOME                                            0.5304%
    56      MDC     M.D.C. Holdings, Inc.                              0.4715%
   100      MAS     Masco Corporation                                  0.8419%
    83      MRK     Merck & Co. Inc.                                   0.6988%
   135      NTE     Nam Tai Electronics, Inc.                          1.1366%
   135      NAFC    Nash Finch Company                                 1.1366%
    82      NAT     Nordic American Tanker Shipping Limited            0.6904%
    46      NOC     Northrop Grumman Corporation                       0.3873%
    54      NUE     Nucor Corporation                                  0.4546%
    87      OKE     ONEOK, Inc.                                        0.7324%
   104      OMI     Owens & Minor, Inc.                                0.8756%
   136      PAS     PepsiAmericas, Inc.                                1.1450%
   128      PFE     Pfizer Inc.                                        1.0776%
   422      PIR     Pier 1 Imports, Inc.                               3.5528%
    74      PNW     Pinnacle West Capital Corporation                  0.6230%
    93      RRD     R. R. Donnelley & Sons Company                     0.7830%
   135      TSG     Sabre Holdings Corporation                         1.1366%
    71      TK      Teekay Shipping Corporation                        0.5977%
    71      TNP     Tsakos Energy Navigation Ltd.                      0.5977%
    80      UVV     Universal Corporation                              0.6735%
    89      VZ      Verizon Communications Inc.                        0.7493%
   440      WHI     W Holding Company, Inc.                            3.7043%
   133      WR      Westar Energy, Inc.                                1.1197%
    48      WY      Weyerhaeuser Company                               0.4041%
   144      WOR     Worthington Industries, Inc.                       1.2123%
   427      AES     The AES Corporation                                3.5949%
   113      ATI     Allegheny Technologies, Inc.                       0.9513%
   180      ASD     American Standard Companies Inc.                   1.5154%
   241      ABI     Applera Corporation-Applied Biosystems Group       2.0290%
   196      BAM     Brookfield Asset Management Inc. (5)               1.6501%
   152      CHRW    C.H. Robinson Worldwide, Inc.                      1.2797%
   215      CPB     Campbell Soup Company                              1.8101%
   106      CAT     Caterpillar Inc.                                   0.8924%
    16      CME     The Chicago Mercantile Exchange                    0.1347%
   117      CTSH    Cognizant Technology Solutions Corporation         0.9850%
   132      CL      Colgate-Palmolive Company                          1.1113%
   172      CNX     CONSOL Energy Inc.                                 1.4481%
   150      ECA     EnCana Corp. (5)                                   1.2628%
   267      FSL/B   Freescale Semiconductor Inc.                       2.2479%
    74      GRMN    Garmin Ltd. (5)                                    0.6230%
   117      JCP     J.C. Penney Company, Inc.                          0.9850%
   155      JOYG    Joy Global Inc.                                    1.3049%
   365      KR      The Kroger Co.                                     3.0729%
   310      LTD     Limited Brands                                     2.6099%
    95      MRO     Marathon Oil Corporation                           0.7998%
   218      WFR     MEMC Electronic Materials, Inc.                    1.8353%
   369      NVDA    NVIDIA Corporation                                 3.1066%
    77      OXY     Occidental Petroleum Corporation                   0.6483%
   191      RHI     Robert Half International Inc.                     1.6080%
   143      COL     Rockwell Collins, Inc.                             1.2039%
   124      SLB     Schlumberger Limited                               1.0439%
   359      STX     Seagate Technology                                 3.0224%
   208      SBUX    Starbucks Corporation                              1.7511%
    99      SU      Suncor Energy, Inc. (5)                            0.8335%
   134      TXU     TXU Corp.                                          1.1281%
______                                                               _________
11,878                                                               100.0000%
======                                                               =========



                      Target VIP Conservative, 3rd Qtr 2006
Number
of
Shares   Name of Issuer of Equity Securities                  Percentage Ratio
______   ___________________________________                  ________________
    243   C           Citigroup Inc.                                    1.2421%
    286   DD          E.I. du Pont de Nemours and Company               1.4619%
    190   XOM         Exxon Mobil Corporation                           0.9712%
    297   HON         Honeywell International Inc.                      1.5182%
    614   INTC        Intel Corporation                                 3.1386%
    153   IBM         International Business Machines Corporation       0.7821%
    331   MRK         Merck & Co. Inc.                                  1.6920%
    505   MSFT        Microsoft Corporation                             2.5814%
    511   PFE         Pfizer Inc.                                       2.6121%
    398   DIS         The Walt Disney Company                           2.0345%
     95   T           AT&T Inc.                                         0.4856%
     79   GE          General Electric Company                          0.4038%
     96   GM          General Motors Corporation                        0.4907%
    114   PFE         Pfizer Inc.                                       0.5827%
     79   VZ          Verizon Communications Inc.                       0.4038%
    614   BT/A LN     BT Group Plc                                      3.1386%
    555   CPG LN      Compass Group Plc                                 2.8370%
    544   GKN LN      GKN Plc                                           2.7808%
  1,113   RSA LN      Royal & Sun Alliance Insurance Group Plc          5.6893%
  1,266   VOD LN      Vodafone Group Plc                                6.4714%
  1,381   2388 HK     BOC Hong Kong (Holdings) Limited                  7.0592%
    915   1038 HK     Cheung Kong Infrastructure Holdings Limited       4.6772%
    913   267 HK      CITIC Pacific Limited                             4.6670%
  1,565   101 HK      Hang Lung Properties Limited                      7.9998%
    972   551 HK      Yue Yuen Industrial (Holdings) Limited            4.9686%
    468   A           Agilent Technologies, Inc.                        2.3923%
    296   ABI         Applera Corporation-Applied Biosystems Group      1.5131%
    514   AV          Avaya Inc.                                        2.6274%
     16   BHI         Baker Hughes Incorporated                         0.0818%
     64   CPB         Campbell Soup Company                             0.3271%
    265   CINF        Cincinnati Financial Corporation                  1.3546%
     79   CL          Colgate-Palmolive Company                         0.4038%
    113   DUK         Duke Energy Corporation                           0.5776%
    283   XOM         Exxon Mobil Corporation                           1.4466%
    293   GPS         The Gap, Inc.                                     1.4977%
    315   RX          IMS Health Incorporated                           1.6102%
    191   INTU        Intuit Inc.                                       0.9763%
     84   JCP         J.C. Penney Company, Inc.                         0.4294%
    443   MCO         Moody's Corporation                               2.2645%
     20   OXY         Occidental Petroleum Corporation                  0.1022%
    111   PCAR        PACCAR Inc.                                       0.5674%
    254   PEP         PepsiCo, Inc.                                     1.2984%
     36   PPL         PPL Corporation                                   0.1840%
    117   ROK         Rockwell Automation, Inc.                         0.5981%
    115   COL         Rockwell Collins, Inc.                            0.5878%
    262   SBUX        Starbucks Corporation                             1.3393%
    152   TMK         Torchmark Corporation                             0.7770%
     43   TXU         TXU Corp.                                         0.2198%
    163   WAT         Waters Corporation                                0.8332%
     43   AKAM        Akamai Technologies, Inc.*                        0.2198%
     52   AMKR        Amkor Technology, Inc.*                           0.2658%
    193   ADM         Archer-Daniels-Midland Company                    0.9866%
     7    CRS         Carpenter Technology Corporation                  0.0358%
    14    CBK         Christopher & Banks Corporation                   0.0716%
    17    CTV         CommScope, Inc.*                                  0.0869%
    18    DBRN        Dress Barn, Inc.*                                 0.0920%
    15    GDI         Gardner Denver Inc.*                              0.0767%
    31    GRMN        Garmin Ltd. (5)                                   0.1585%
    14    BGC         General Cable Corporation*                        0.0716%
    8     GPI         Group 1 Automotive, Inc.*                         0.0409%
    12    GYMB        The Gymboree Corporation*                         0.0613%
    6     HANS        Hansen Natural Corporation*                       0.0307%
    15    KEX         Kirby Corporation*                                0.0767%
    32    MDR         McDermott International, Inc.*                    0.1636%
   358    NHY         Norsk Hydro ASA (ADR) (5)                         1.8300%
    75    BTU         Peabody Energy Corporation                        0.3834%
    11    RS          Reliance Steel & Aluminum Co.                     0.0562%
    18    SCSS        Select Comfort Corporation*                       0.0920%
    17    SKX         Skechers U.S.A., Inc.*                            0.0869%
    14    SHOO        Steven Madden, Ltd.                               0.0716%
    22    SWFT        Swift Transportation Co., Inc.*                   0.1125%
    14    TEX         Terex Corporation*                                0.0716%
    20    TTI         TETRA Technologies, Inc.*                         0.1022%
    11    TOO         Too Inc.*                                         0.0562%
______                                                                _________
19,563                                                                100.0000%
======                                                                =========